SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 30, 2001

                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      0-19278                   13-3357370
(State or other jurisdiction of        (Commission               (IRS Employer
        incorporation)                 File Number)              Identification)


                    51 James Way, Eatontown, New Jersey 07724
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (732) 542-2800


                                       NA
          (Former name or former address, if changed since last report

Item 5. Other Events

On November 30, 2001, Osteotech, Inc. announced that at the conclusion of the liability phase of the trial being conducted in the United States District Court for the Central District of California, the jury returned a verdict that Osteotech's U.S. Patent Nos. 5,290,558 (the " `558 Patent") and 5,284,655 (the " `655 Patent") are valid and that both GenSci Regeneration Sciences, Inc. and its subsidiary GenSci Orthobiologics, Inc. (collectively, "GenSci") infringe both the `558 and `655 Patents through their sales of DynaGraft(TM) Gel and Putty products. In arriving at its verdict, the jury rejected all of GenSci's defenses.

On Monday, December 3, 2001, the jury will begin to hear evidence to determine the amount of damages Osteotech should be awarded as a result of GenSci's infringement of the `558 and `655 Patents. After damages are decided, the judge will determine whether to issue a permanent injunction preventing GenSci from manufacturing and selling DynaGraft(TM) Gel and Putty products.

Except for historical information contained herein, the matters discussed in this Form 8-K include forward-looking statements (as such are defined in the Private Securities Litigation Reform Act of 1995) regarding Osteotech's future plans, objectives and expected performance. Any such forward-looking statements are based on assumptions that Osteotech believes are reasonable, but are subject to a wide range of risks and uncertainties and, therefore, there can be no assurances that actual results may not differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, differences in anticipated and actual product and service introduction dates, the ultimate success of those products in the marketplace, the continued acceptance and growth of current products and services, the impact of competitive products and services, the availability of sufficient quantities of suitable donated tissue and the success of cost control and margin improvement efforts which factors are detailed from time to time in Osteotech's periodic reports (including the Annual Report on Form 10-K for the year ended December 31, 2000 and the Form 10-Q for the first three quarters 2001) filed with the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 30, 2001

                                                     OSTEOTECH, INC.
                                          --------------------------------------
                                                      (Registrant)






                                      By:  /s/ RICHARD W. BAUER
                                          --------------------------
                                          Richard W. Bauer
                                          President and Chief Executive Officer